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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 25, 1996


                      First Union National Bank of Georgia
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             (Exact name of registrant as specified in its charter)

                   United States                              33-98546                            58-1051808
            ----------------------------            ------------------------                   --------------
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)                   (IRS Employer
                                                                                               Identification Number)


                            999 Peachtree Street
                             Atlanta, Georgia                                                     30309
                   -------------------------------------                                       ----------
                  (Address of Principal Executive Office)                                      (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                         N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The Series 1996-1 Certificateholders' Statement for the period of March 5, 1996 to April 30, 1996 was delivered to Certificateholders on May 15, 1996. The Series 1996-1 Certificateholders' Statement for the Monthly period of May 1996 was delivered to Certificateholders on June 17, 1996.
                 The Series 1996-2 Certificateholders' Statement for the period of April 23, 1996 to May 31, 1996 was delivered to Certificateholders on June 20, 1996.

Item 6.          Not Applicable.

Item 7.          Exhibits.

                 The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3.

         Exhibit 20.1 Series 1996-1 Certificateholders' Statement for May 15, 1996 Distribution Date.

         Exhibit 20.2 Series 1996-1 Certificateholders' Statement for June 17, 1996 Distribution Date.

         Exhibit 20.3 Series 1996-2 Certificateholders' Statement for June 20, 1996 Distribution Date.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         FIRST UNION NATIONAL BANK
                                           OF GEORGIA



                                         By:  /S/ JAMES H. GILBRAITH
                                            -----------------------
                                            Name: James H. Gilbraith
                                            Title: Vice President and
                                                   Managing Director





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                                 EXHIBIT INDEX


Exhibit                           Description                                          Page
- -------                           -----------                                          ----
Exhibit 20.1              Series 1996-1 Certificateholders' Statement for                 5
                          May 15, 1996 Distribution Date.

Exhibit 20.2              Series 1996-1 Certificateholders' Statement for                13
                          June 17, 1996 Distribution Date.

Exhibit 20.3              Series 1996-2 Certificateholders' Statement for                21
                          June 20, 1996 Distribution Date.





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